EXHIBIT 10.6

OPTIMUMBANK HOLDINGS, INC.

Amended and Restated Stock Purchase Agreement

THIS AMENDED AND RESTATED STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of December 5, 2011 by and between OPTIMUMBANK HOLDINGS, INC., a Florida corporation (the “Company”), and MOISHE GUBIN (the “Investor”).

RECITALS

A. The Company and the Investor have previously entered into a Stock Purchase Agreement dated as of October 25, 2011 (the “Original Purchase Agreement”), pursuant to which the Company agreed to sell to the Investor, and the Investor agreed to purchase from the Company, 6,750,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $0.40 per Share (the “Per Share Price”).

B. The Company and the Investor have agreed to amend and restate the terms of the Original Purchase Agreement in order to provide the parties additional time in which to obtain all necessary approvals for the sale of the Shares, and to make certain other changes agreed by the parties.

C. The Board of Directors of the Company (the “Company Board”) has deemed it in the best interests of the Company and its shareholders that the Company to amend and restate the terms of the Original Purchase Agreement on the terms set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree amend and restate the terms of the Original Purchase Agreement in its entirety as follows:

1. Sale and Purchase of Shares.

Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the respective parties contained herein, the Company agrees to sell to the Investor, and the Investor irrevocably agrees to purchase from the Company, 6,750,000 shares of the common stock (the “Common Stock”) of the Company (the “Shares”) at the price of $0.40 per Share (the “Transaction”).

2. Closing.

2.1 Closing.

(a) The closing of the sale to the Investor, and the purchase by the Investor, of the Shares (the “Closing”) shall occur on the second business day after the satisfaction or waiver (by the party entitled to grant such waiver) of the conditions to the Closing set forth in this Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to fulfillment or waiver of those conditions), at the offices of the Company located at 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, or such other date or location as agreed by the parties. The date of the Closing is referred to as the “Closing Date.”

(b) Subject to the satisfaction or waiver on the Closing Date of the applicable conditions to the Closing, at the Closing,

(i) the Company will deliver to the Investor a certificate representing the number of Shares to be issued; and

(ii) the Investor will pay $2,700,000 for the Shares to the Company.

3. Conditions Precedent to The Investor’s Obligations.

3.1 Conditions Precedent The Investor’s obligation to purchase the Shares is subject to the fulfillment (or waiver by the Investor), prior to or at the time of the Closing, of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects when made and at the time of the Closing, except as affected by the consummation of the transactions contemplated by this Agreement.

(b) Performance. The Company shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

(c) Approvals. The Investor shall have obtained all consents and approvals of all regulatory agencies, including the Federal Reserve Board and the Florida Office of Financial Regulation, and any other third parties required to effectuate the purchase of the Shares, each of which shall have been obtained without the imposition of any terms or conditions deemed to be unacceptable to the Investor.

4. Conditions Precedent to the Company’s Obligations.

4.1 Conditions Precedent. The obligations of the Company to issue the Shares to the Investor will be subject to the fulfillment (or waiver by the Company) prior to or at the time of the Closing, of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Investor in this Agreement shall be true and correct when made and at the time of the Closing.

(b) Performance. The Investor shall have duly performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Investor prior to or at the time of the Closing.

(c) Approvals. The Investor shall have obtained all consents and approvals of all regulatory agencies, including the Federal Reserve Board and the Florida Office of Financial Regulation, and any other third parties required to effectuate the purchase of the Shares, and the Company shall have obtained all consents and approvals of its shareholders, all regulatory agencies, including the Federal Reserve Board and the Florida Office of Financial Regulation, and any other third parties required to effectuate the sale of the Shares, each of which shall have been obtained without the imposition of any terms or conditions deemed to be unacceptable to the Company.

4.2 Non-Fulfillment of Conditions. If any of the conditions specified in Section 4.1 shall not have been fulfilled by the Expiration Date, the Company shall, at the Company’s election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights it may have by reason of such non-fulfillment.

5. Representations and Warranties of the Company.

5.1 Representations and Warranties. The Company represents and warrants that:

(a) Formation and Standing. The Company is duly formed and validly existing as a corporation under the laws of the State of Florida and, subject to applicable law, has all requisite power and authority to carry on its business as now conducted.

(b) Authorization of Agreement, etc. Subject to the receipt of the approvals described in Section 4.1(c), the execution and delivery of this Agreement has been authorized by all necessary action on behalf of the Company and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(c) Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default under any material agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Company or its business or properties.

(d) Offer of Shares. Neither the Company nor anyone acting on its behalf has taken or will take any action that would subject the issuance and sale of the Shares to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

5.2 Survival of Representations and Warranties. All representations and warranties made by the Company in Section 5.1 shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investor or on the Investor’s behalf and the issue and sale of Shares.

6. Representations and Warranties of the Purchaser.

6.1 Representations and Warranties. The Investor represents and warrants to the Company that each of the following statements is true and correct as of the Closing Date:

(a) Accuracy of Information. All of the information provided by the Investor pursuant to this Agreement is true, correct and complete in all respects. Any other information the Investor has provided to the Company about the Investor is correct and complete as of the date of this Agreement.

(b) Access to Information. The Investor acknowledges that he is a director of the Company and has had an opportunity to ask questions of, and receive answers from, the Company or any of its management concerning the terms and conditions of the Company, and to obtain any other information which the Investor requested with respect to the Company and the Investor’s investment in the Company.

(c) Investment Representation and Warranty. The Investor is acquiring the Shares for the Investor’s own account. The Investor hereby agrees that the Investor will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Shares) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions, and any applicable state or other securities laws.

(d) Representation of Investment Experience and Ability to Bear Risk. The Investor (i) is knowledgeable and experienced with respect to the financial, tax and business aspects of the ownership of the Shares and of the business contemplated by the Company and is capable of evaluating the risks and merits of purchasing Shares and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement and the Offering Memorandum, and (ii) can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

(e) Accredited Investor. The Investor is an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act by reason of the fact that the Investor is: (i) a director of the Company, and (ii) a natural person whose individual net worth exceeds $1,000,000 (excluding the Investor’s primary residence).

(f) Suitability. The Investor has evaluated the risks involved in investing in the Shares and has determined that the Shares are a suitable investment for the Investor. Specifically, the aggregate amount of the investments the Investor has in, and the Investor’s commitments to, all similar investments that are illiquid is reasonable in relation to the Investor’s net worth, both before and after the purchase of the Shares pursuant to this Agreement.

(g) Transfers and Transferability.

(i) The Investor understands and acknowledges that the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and such applicable state securities laws or unless an exemption from such registration is available. The Investor also understands that, except as provided in the Registration Rights Agreement between the Investor and the Company, the Company does not have any obligation or intention to register the Shares for sale under the Securities Act, any state securities laws or of supplying the information which may be necessary to enable the Investor to sell Shares; and that the Investor has no right to require the registration of the Shares under the Securities Act, any state securities laws or other applicable securities regulations.

(ii) The Investor has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Shares for which the Investor hereby subscribes (in whole or in part); and the Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement.

(h) Residence. The Investor maintains the Investor’s domicile at the address shown in the signature page of this Agreement and the Investor is not merely transient or temporarily resident there.

(i) Awareness of Risks. The Investor represents and warrants that the Investor is aware that the shares involve a substantial degree of risk of loss.

(j) Power, Authority; Valid Agreement. (i) The Investor has all requisite power and authority to execute, deliver and perform the Investor’s obligations under this Agreement and to purchase the Investor’s Shares; (ii) the Investor’s execution of this Agreement has been authorized by all necessary corporate or other action on the Investor’s behalf; and (iii) this Agreement is valid, binding and enforceable against the Investor in accordance with its terms.

(k) No Conflict; No Violation. The execution and delivery of this Agreement by the Investor and the performance of the Investor’s duties and obligations hereunder and thereunder (i) do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under (A) (1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement or understanding, or (2) any license, permit, franchise or certificate, in either case to which the Investor or any of the Investor’s affiliates is a party or by which the Investor or any of them is bound or to which the Investor’s or any of their properties are subject; (ii) do not require any authorization or approval under or pursuant to any of the foregoing; or (iii) do not violate any statute, regulation, law, order, writ, injunction or decree to which the Investor or any of the Investor’s affiliates is subject.

(l) No Default. The Investor is not (i) in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in (A) this Agreement, (B) any provision of any charter, by-laws, trust agreement, partnership agreement or other governing instrument applicable to the Investor, (C) (1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or (2) any license, permit, franchise or certificate, in either case to which the Investor or any of the Investor’s affiliates is a party or by which the Investor or any of them is bound or to which the Investor’s or any of their properties are subject, or (ii) in violation of any statute, regulation, law, order, writ, injunction, judgment or decree applicable to the Investor or any of the Investor’s affiliates.

(m) No Litigation. There is no litigation, investigation or other proceeding pending or, to the Investor’s knowledge, threatened against the Investor or any of the Investor’s affiliates which, if adversely determined, would adversely affect the Investor’s business or financial condition or the Investor’s ability to perform the Investor’s obligations under this Agreement.

(n) Consents. Except as provided in Section 4.1(c), no consent, approval or authorization of, or filing, registration or qualification with, any court or Governmental Authority on the Investor’s part is required for the execution and delivery of this Agreement by the Investor or the performance of the Investor’s obligations and duties hereunder or thereunder.

(o) Representations and Warranties by Purchaser under USA PATRIOT Act. [Purchasers should check the OFAC website at <http://www.treas.gov/ofac> before making the following representations].

(i) The Investor represents that the amounts to be contributed by the Investor to the Company were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.1 The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(ii) The Investor hereby represents and warrants that, to the best of the Investor’s knowledge: (i) the Investor; (ii) any person controlling or controlled by the Investor; (iii) if the Investor is a privately held entity, any person having a beneficial interest in the Investor; or (iv) any person for whom the Investor is acting as agent or nominee in connection with this investment is not a country, territory, individual or entity named on an OFAC list or a person or entity prohibited under the OFAC Programs.

(iii) The Investor represents and warrants that, to the best of the Investor’s knowledge, (i) the Investor; (ii) any person controlling or controlled by the Investor; (iii) if the Investor is a privately held entity, any person having a beneficial interest in the Investor; or (iv) any person for whom the Investor is acting as agent or nominee in connection with this investment is not a senior foreign political figure,2 any immediate family member3 or close associate4 of a senior foreign political figure as such terms are defined in the footnotes below.

6.2 Survival of Representations and Warranties. All representations and warranties made by the Investor in Section 6.1 of this Agreement shall survive the execution and delivery of this Agreement, as well as any investigation at any time made by or on behalf of the Company and the issue and sale of Shares.

6.3 Indemnification. The Investor hereby agrees to indemnify the Company and any affiliates and to hold each of them harmless from and against any loss, damage, liability, cost or expense, including reasonable attorney’s fees (collectively, a “Loss”) due to or arising out of a breach or representation, warranty or agreement by the Investor, whether contained in this Agreement or any other document provided by the Investor to the Company in connection with the Investor’s investment in the Shares. The Investor hereby agrees to indemnify the Company and any affiliates and to hold them harmless against all Loss arising out of the sale or distribution of the Shares by the Investor in violation of the Securities Act or other applicable law or any misrepresentation or breach by the Investor with respect to the matters set forth in this Agreement. In addition, the Investor agrees to indemnify the Company and any affiliates and to hold such Persons harmless from and against, any and all Loss, to which they may be put or which they may reasonably incur or sustain by reason of or in connection with any misrepresentation made by the Investor with respect to the matters about which representations and warranties

[1]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.
[2]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

are required by the terms of this Agreement, or any breach of any such warranty or any failure to fulfill any covenants or agreements set forth herein. Notwithstanding any provision of this Agreement, the Investor does not waive any right granted to the Investor under any applicable state securities law.

7. Filings; Other Actions.

(a) The Investor, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting period, necessary or advisable to consummate the Transaction contemplated by this Agreement, and to perform the covenants contemplated by this Agreement.

(b) Each party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other parties may reasonably request to consummate or implement such Transaction or to evidence such events or matters. In particular, the Investor will use the Investor’s reasonable best efforts to promptly obtain or submit, and the Company will cooperate as may reasonably be requested by the Investor to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings with, the Federal Reserve Board and the Florida Office of Financial Regulation, all notices to and, to the extent required by applicable law or regulation, consents, approvals or exemptions from any other regulatory authorities, for the Transaction contemplated by this Agreement.

(c) The Investor and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, all the information relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the Transaction to which it will be party contemplated by this Agreement. In exercising the foregoing right, each of the parties agrees to act reasonably and as promptly as practicable.

(d) Each party agrees to keep the other party apprised of the status of matters referred to in this Section 9. The Investor shall promptly furnish the Company, and the Company shall promptly furnish the Investor, to the extent permitted by applicable law, with copies of written communications received by it or its subsidiaries from, or delivered by any of the foregoing to, any governmental entity in respect of the Transaction contemplated by this Agreement.

8. Certain Agreements and Acknowledgments of the Purchaser.

8.1 Agreements. The Investor understand, agree and acknowledge that:

(a) No Recommendation. No foreign, federal, or state authority has made a finding or determination as to the fairness for investment of the Shares and no foreign, federal or state authority has recommended or endorsed or will recommend or endorse this offering.

(b) No Disposition. The Investor will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Shares) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions and any applicable state or other securities laws.

(c) Update Information. If there should be any change in the information provided by the Investor to the Company (whether pursuant to this Agreement or otherwise) prior to the Investor’s purchase of the Shares, the Investor will immediately furnish such revised or corrected information to the Company.

9. Registration Rights. After the Closing, the Company shall provide the Investor with the registration rights set forth in Exhibit A to this Agreement.

10. Termination.

10.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Transaction contemplated hereby may be abandoned prior to the Closing:

(a) by mutual written consent of the Investor and the Company; or

(b) by any party hereto, if the Closing shall not have occurred by June 30, 2012, provided, that the right to terminate this Agreement pursuant to this Section shall not be available to any party whose failure to perform any of its obligations under this Agreement required to be performed by it at or prior to such date has been the cause of, or resulted in, the failure of the Transaction to have become effective on or before such date.

10.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 10.1, this Agreement shall terminate, without any liability on the part of any party or its shareholders, partners, members, affiliates, directors, officers or agents); provided that no party shall be relieved or released from any liability or damages arising from any fraud or intentional breach of this Agreement.

11. General Contractual Matters.

11.1 Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Investor and the Company.

11.2 Assignment. The Investor agrees that neither this Agreement nor any rights which may accrue to the Investor hereunder may be transferred or assigned.

11.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by telecopier, or when mailed, first-class postage prepaid, (a) if to the Investor, to the Investor at the address or telecopy number at 150 Fencl Lane, Hillside, IL 60162, or to such other address or telecopy number as the Investor shall have furnished to the Company in writing, and (b) if to the Company, to 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, or to such other address or addresses, as the Company shall have furnished to the Investor in writing, provided that any notice to the Company shall be effective only if and when received by the Company.

11.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCEPT INSOFAR AS AFFECTED BY THE SECURITIES OR “BLUE SKY” LAWS OF THE STATE OR SIMILAR JURISDICTION IN WHICH THE OFFERING DESCRIBED HEREIN HAS BEEN MADE TO YOU).

11.5 Arbitration. Any dispute or controversy arising out of or in relation to this Stock Purchase Agreement shall be determined by binding arbitration in Ft. Lauderdale, Florida, in accordance with the commercial rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction. The expenses of the arbitration shall be borne equally by the parties to the arbitration, provided that each party shall pay for and bear the cost of its own experts, evidence, legal counsel and travel expense.

11.6 Descriptive Headings. The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.

11.7 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

COMPANY:

OPTIMUMBANK HOLDINGS, INC.

By:	/s/ Richard L. Browdy
Name: Richard L. Browdy
Title: President

INVESTOR:

/s/ Moishe Gubin
Name: Moishe Gubin

Exhibit “A”

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [            ], 2012, by and among OptimumBank Holdings, Inc., a Florida corporation (the “Company”), and Moishe Gubin (the “Investor”).

RECITALS:

A. The Company has agreed to sell 6,750,000 shares (the “Shares”) of the common stock of the Company at a price of $0.40 per Share to Investors pursuant to that certain Stock Purchase Agreement between the Company and the Investor dated October 25, 2011, as amended and restated on December 5, 2011 (the “Stock Purchase Agreement”).

B. The Company has agreed to grant Investor certain registration rights for the Shares under the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1. Definitions.

Capitalized terms not defined herein shall have the meanings ascribed to them in the Investment Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(b) “Effective Date” means the date the Registration Statement has been declared effective by the SEC.

(c) “Investor” or “Investors” means the Investor or any permitted transferee or assignee thereof to whom Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any permitted transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(d) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(e) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(f) “Registrable Securities” means (i) the Shares purchased by the Investors pursuant to the Stock Purchase Agreement; and (ii) any shares of capital stock of the Company issued or issuable with respect to the Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(g) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

(h) “Required Holders” means the holders of at least a majority of the Registrable Securities.

(i) “Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

(j) “SEC” means the United States Securities and Exchange Commission.

(k) “Securities Act” means the Securities Act of 1933, as amended.

2. Registration.

(a) The Company shall prepare and file with the SEC one Registration Statement on Form S-3 covering the resale of the Shares as soon as practicable after the original issuance date of the Shares. The Company shall provide all Investors with a reasonable opportunity to include their Shares in the Registration Statement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable.

(b) The Company shall have no obligation to file a Registration Statement under Section 2(a) in the event that the Company is not eligible to file a Registration Statement on Form S-3.

3. Related Obligations.

The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which Investor may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act or (ii) the date on which Investor shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K, or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus (unless such Registration Statement is available on EDGAR), (ii) upon the effectiveness of any Registration Statement, copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (in such number of copies as such Investor may reasonably request) (unless such amendments and supplements are available on EDGAR) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(e) The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(n), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver copies of such supplement or amendment to each Investor (in such number of copies as Legal Counsel or such Investor may reasonably request) (unless such amendments and supplements are available on EDGAR). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the next Business Day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(f) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(g) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h) The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if, despite the Company’s reasonable best efforts, the Company is unsuccessful in satisfying the preceding clause (i), to secure the inclusion for quotation of all of the Registrable Securities on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (“NASD”). The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

(i) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(j) If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(k) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(l) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(m) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(n) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company in the best interest of the Company and otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

4. Obligations of the Investors.

(a) At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a

Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the Securities Act; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities, which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8. Reports Under the Exchange Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	OptimumBank Holdings, Inc. Attention: President 2477 East Commercial Boulevard Fort Lauderdale, FL 33308

If to Investor:	Moishe Gubin 150 Fencl Lane Hillside, IL 60162

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Ft. Lauderdale, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

OPTIMUMBANK HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

Moishe Gubin